SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549-1004


                            FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities
                           Act of 1934

                   Date of Report: May 2, 2001


                    Global Online India, Inc.
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation of organization)

                            000-11225
                    (Commission File Number)

                           84-0899587
              (IRS Employer Identification Number)

           50 North Third Street, Fairfield, IA 52556
                 (Business address and zip code)

                         (641) 472-1550
      (Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant has received notice from its majority shareholder, USA Global Link, Inc., that the majority shareholder is no longer in a financial position to fund the ongoing operating expenses of Global Online India. USA Global Link, Inc. has funded the operations of Global Online India since July 14, 2000.

The Registrant has been dependent on its majority shareholder for its operating funds. It is anticipated that the Registrant will need an infusion of capital within the next three months to successfully implement its plan of operation. The most likely method available to it for raising such capital would be the private sale of its securities or borrowing from either a commercial or private lender. It is unlikely that it could make a public sale of securities within this period. There can be no assurance, however, that the Registrant will be able to obtain this funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to the Registrant.

Item 7.  Exhibits

The following press release was issued on May 2, 2001:

"Global Online India Files Form 8-K"

FAIRFIELD, IOWA - May 2, 2001 - Global Online India, Inc., trading on the NASD OTCBB under the symbol "GOLX", filed a Form 8-
K  today  with  the  Securities and Exchange Commission.   Global
Online India informed shareholders that it has received notice from its majority shareholder, USA Global Link, Inc., that the majority shareholder is no longer in a financial position to fund
the  ongoing  operating  expenses of Global  Online  India.   USA
Global Link, Inc. has funded the operations of Global Online India since July 14, 2000.

Global Online India has been dependent on its majority shareholder for its operating funds. It is anticipated that Global Online India will need an infusion of capital within the next three months to successfully implement its plan of operations. The most likely method available to it for raising such capital would be the private sale of its securities or borrowing from either a commercial or private lender. It is unlikely that it could make a public sale of securities within this period. There can be no assurance, however, that Global Online India will be able to obtain this funding when and if needed, or that such funding, if available, can be obtained on terms acceptable to Global Online India.

This press release may contain "forward-looking" statements. Global Online India is including this cautionary statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of Global Online India, its management or Board of Directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about Global Online India and its business relating to the future; and
(e) any statements using the words "anticipate," "expect," "may," "project," "intend" or similar expressions.

Company Contact:
Dr. Lee Fergusson
President and Chief Operating Officer
Global Online India, Inc.
Tel. 1-641-472-1550
E-mail: lfergusson@gol1.com

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2001
                                   Global Online India, Inc.
                                   (Registrant)
                                   /s/ Lee Fergusson
                                   By: Lee Fergusson, President
                                   Fairfield, Iowa